Lawrence B. Steinberg, Esq.
Adorno & Yoss, P.A.
700 South Federal Highway, Suite 700
Boca Raton, Florida  33432

Our File No. 014523.0019


                                   SCHEDULE I

___________________(Space above this line for recording data.)__________________


THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR PRINCIPAL BALANCE DUE UPON MATURITY IS $6,000,000.00 TOGETHER WITH ACCRUED INTEREST, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE

                    FLORIDA MORTGAGE AND SECURITY AGREEMENT

      THIS MORTGAGE AND SECURITY AGREEMENT ("Mortgage and Security Agreement") is made this 18 day of December, 2003, by and between SUNSTONE GOLF RESORT, INC., a Florida corporation, with a post office address at 2701 Spivey Lane, Orlando, Florida 32837 (hereinafter referred to as "Mortgagor"), and STANFORD VENTURE CAPITAL HOLDINGS, INC., a Delaware corporation, with a post office address at 5050 Westheimer, Houston, Texas 77056 (hereinafter referred to as "Mortgagee").

                              W I T N E S S E T H:

      WHEREAS, Mortgagee is lending Mortgagor the sum of Six Million Dollars ($6,000,000.00) pursuant to that certain credit agreement of even date herewith entered into by and among AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation, SUNSTONE GOLF RESORT, INC., a Florida corporation, AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation, ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., a Florida corporation, LEISURE SHARE INTERNATIONAL LIMITED., a United Kingdom company, CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company (individually, a "Borrower" and collectively, "Borrowers"), MALCOLM WRIGHT, as " Guarantor", and Mortgagee as "Lender" (the "Credit Agreement"), and Borrowers are indebted to Mortgagee for money advanced as evidenced by that certain promissory note of even date executed and delivered by Borrowers to Mortgagee in the principal amount of SIX MILLION DOLLARS ($6,000,000.00) bearing interest and being payable as set forth therein ("Note"); and

      WHEREAS, to induce Mortgagee to make said loan, Mortgagor agreed to execute and deliver this Mortgage and Security Agreement as security for the full and punctual payment of said Note, and of any renewal or extension of said Note, and the full performance of all the provisions, agreements and covenants therein and herein contained; and

      WHEREAS, Mortgagor acknowledges that Mortgagee would not have funded the loan to Mortgagor and Borrower unless Mortgagor executed and delivered this Mortgage to Mortgagee. Mortgagor further acknowledges that Mortgagor has received sufficient and adequate consideration for granting this Mortgage to Mortgagee, because Mortgagor will benefit, directly or indirectly, from Mortgagee's making the loan to Mortgagor and Borrower; and

      WHEREAS, this Mortgage and Security Agreement is given to secure present and/or future obligations of the Mortgagor as more particularly described in
Section 1.13 below.

      NOW, THEREFORE, for good and valuable consideration and to secure the payment of an indebtedness in the aggregate amount of SIX MILLION DOLLARS ($6,000,000.00) to be paid in accordance with the Note of even date herewith, which Note is due and payable in accordance with the terms thereof, all as more particularly set forth in the Note, together with interest thereon and any and all sums due or which may become due from the Mortgagor to the Mortgagee, the Mortgagor does grant, bargain, sell, mortgage and convey to the Mortgagee, its successors and assigns, in fee simple, with power of sale, all that certain Land, Improvements, Fixtures and Personalty and Other Rights and Property (all of which are hereinafter sometimes referred to collectively as the "Premises"), more particularly described as follows:

      i) all of the tracts, pieces or parcels of land, including easements appurtenant thereto, more particularly described in EXHIBIT "A" attached hereto and made a part hereof (the "Land"). It is acknowledged that the Land consists of a development known as "Tierra del Sol" and contains approximately 122 acres; and

      ii) all buildings, structures and other improvements of every nature whatsoever now or hereafter situated on the Land (the "Improvements"); and

      iii) all fixtures, furniture, furnishings, machinery, equipment, general intangibles, inventory and personal property (except personal property owned by a tenant) of every kind and nature whatsoever, now or hereafter owned by Mortgagor and located in, on, about or attached to the Land and Improvements or used or intended to be used with or in connection with the construction, use, operation, maintenance or enjoyment of the Land and Improvements or relating or appertaining thereto, and all extensions, additions, improvements, betterments, renewals, replacements or proceeds (including, but not limited to, insurance and condemnation proceeds) of the foregoing, including, but not limited to, all gas and electric fixtures and apparatus, plumbing fixtures and apparatus, heating, ventilating and air conditioning fixtures and apparatus, compressors, pumps, storage tanks, carpeting and other floor coverings, machinery, building materials and supplies, sprinklers, fire prevention, fire extinguishers and other safety and security equipment and apparatus, elevators, engines, docks,


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

pilings, motors, boilers, ranges and other cooking apparatus, washers, dryers, water heaters, refrigerators, appliances, window screens, awnings, switch boards, telephone systems, storm sashes, mirrors, mantels, attached cabinets, carpeting, rugs, draperies, window coverings, pool equipment, and all the right, title and interest of the Mortgagor in any such property subject to or covered by a security agreement, conditional sales contract, chattel mortgage, or similar lien or claim prior to the lien hereof, together with the benefit of any deposits or payments now or hereafter made by Mortgagor or on its behalf, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Land and Improvements as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein mentioned and to be covered by this Mortgage and Security Agreement (the "Fixtures and Personalty"); and

      iv) all other easements, rights-of-way, gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to the Premises, or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by the Mortgagor, and the reversion and reversions, remainder and remainders, and rents, issues, profits, revenues thereof (including but not limited to all condemnation payments, insurance proceeds, payments under leases and tenancies, sale proceeds, purchase deposits, tenant security deposits and escrow funds) and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Mortgagor of, in and to the same (the "Other Rights and Property").

      TO HAVE AND TO HOLD the Premises and all estate thereon, hereby conveyed, and the tenements, hereditaments and appurtenances hereunto belonging or in anyway appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and also all the estate, right, title, interest, property, possession, claim and demand whatsoever as well in law as in equity of the said Mortgagor in and to the same and every part and parcel thereof unto the said Mortgagee in fee simple.

      PROVIDED ALWAYS that if the Mortgagor shall pay unto the Mortgagee all indebtedness due by Mortgagor to Mortgagee (including the indebtedness evidenced by the Note and any and all renewals of the same) and shall perform, comply with and abide by each and every stipulation, agreement, condition, and covenant of the Note and of this Mortgage and Security Agreement, then this Mortgage and Security Agreement and the estate hereby created shall cease and be null and void. Provided, it is further covenanted and agreed by the parties hereto that this Mortgage and Security Agreement also secures the payment of and includes all future or further advances as shall be made by Mortgagee herein, or its successors or assigns to or for the benefit of the Mortgagor, or its heirs, personal representatives or assigns within twenty (20) years from the date hereof to the same extent as if such future advances were made on the date of the execution of this Mortgage.

      To protect the security of this Mortgage, the Mortgagor further expressly covenants, warrants, stipulates and agrees with the Mortgagee as follows:



                                    ARTICLE 1

                      COVENANTS AND AGREEMENTS OF MORTGAGOR

      1.1 Payment of Note and Other Sums. Mortgagor expressly agrees to pay when due the principal of, and the interest on, the indebtedness evidenced by the Note, and the charges, fees and the principal of, and interest on, any future advances secured by this Mortgage and Security Agreement and shall otherwise comply with all the terms of the Note and this Mortgage. The Mortgagor agrees to pay when due all other sums required to be paid by Mortgagor pursuant to the provisions of this Mortgage. Further, this Mortgage and the grants, assignments and transfers made herein are given for the purpose of securing the payment of interest, default interest, late charges and other sums, as provided in the Note, this Mortgage, and the Credit Agreement, and the payment of all other monies agreed or provided to be paid by Borrower in the Note, this Mortgage, the Credit Agreement or any other obligation(s) to be secured by this Mortgage.

      1.2 Warranty of Title. The Mortgagor warrants and represents that it is lawfully seized and possessed of an indefeasible and marketable estate in fee simple in the Premises and has good right, full power and lawful authority in law and equity to convey, mortgage and encumber the same by way of this Mortgage. The Mortgage is subject and subordinate to a prior mortgage, which secures up to the principal amount of Six Million Dollars ($6,000,000.00), on the Premises encumbered hereby from the Mortgagor herein to____________ (the "Prior Mortgagee"),dated _____________ and recorded ________________ in Official Records Book_____, Page ______, of the Public Records of Polk County, Florida, securing obligations therein referred to collectively or singularly as the context may require as the "Prior Mortgage." Consequently, except for the Prior Mortgage, the Premises are free and clear of all liens, charges and encumbrances whatsoever, except as hereinafter provided, and the Mortgagor will warrant and forever defend the title thereto against the claims of all persons whomsoever.

         1.3      Payment of Taxes, Liens and Utility Charges.

      1.3.1 Mortgagor shall pay or cause to be paid on or before the due date thereof all taxes, assessments, dues, fines, fees, impositions and public charges of every character whatsoever, (whether general or special, and whether or not payable in installments), now or hereafter levied, assessed, confirmed or imposed on or in respect of, or which may be a lien upon, the Premises, or any part thereof, or any right, interest or estate therein, and shall promptly submit to Mortgagee such evidence of the due and punctual payment thereof as Mortgagee may require.


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

      1.3.2 Mortgagor will keep said Premises free from all lien claims of every kind, and will protect the title and possession of the same so that this Mortgage and Security Agreement shall be a lien thereon until said debt is paid, or if sale is made hereunder, so that the purchaser at said sale shall acquire a good title in fee simple to said Premises.

      1.3.3 Mortgagor further agrees to pay all earnings, income, profits and excess profits, taxes and other governmental charges levied, assessed or imposed by the United States of America or by any state, county, municipality or other taxing authority upon Mortgagor or in respect of the Premises, or any part thereof, which, if unpaid, would become a lien or charge upon the Premises or any part hereof.

      1.3.4 Mortgagor will promptly pay or cause to be paid all charges made by utility companies, whether public or private, for services furnished or used in connection with said Premises.

      1.3.5 In the event of passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by mortgages or the manner of collecting taxes so as to affect adversely the Mortgagee, the Mortgagor will promptly pay any such tax on or before the due date thereof; and if the Mortgagor fails to make such prompt payment or if any such state, federal, municipal or other governmental law, order, rule or regulation prohibits Mortgagor from making such payment or would penalize Mortgagee if Mortgagor makes such payment, then the entire balance of the principal sum secured by this Mortgage and Security Agreement and all interest accrued thereon, shall, upon 30 days prior written notice given by Mortgagee to Mortgagor, become due and payable at the option of the Mortgagee.

      1.4 Insurance.
          ---------

      1.4.1 Mortgagor shall procure for, deliver to and continuously maintain for the benefit of Mortgagee during the term of this Mortgage and Security Agreement original paid up insurance policies with such insurance companies, in such amounts, in such form and substance, and with such expiration dates, and containing New York standard non-contributory mortgagee clauses, their equivalent or a Mortgagee loss payable endorsement in favor of Mortgagee, as shall be satisfactory to Mortgagee, including a minimum thirty (30) day advance written notice to Mortgagee of any intended policy cancellation or modification, providing the following types of insurance covering the Premises and the interests and liabilities incident to the ownership, possession and operation thereof:

      1.4.1.1 when constructed, insurance against loss or damage by fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief and against such other hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location, the amount of which insurance shall not be less than the greater of [i] the balance of the indebtedness secured hereby; or [ii] one hundred percent (100%) of the full replacement cost of the Premises without deduction for depreciation, and which policies of insurance shall contain satisfactory replacement cost endorsements; and


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

      1.4.1.2 general accident and public liability insurance, contractor's liability and worker's compensation insurance during any construction phase, flood hazard insurance, on the Premises or any part hereof or for the benefit of Mortgagor, as may from time to time be reasonably required by Mortgagee against other insurable casualties or risks which at the time are commonly insured against in the case of proper-ties of similar character and location, due regard being given to the height and type of the Improvements, their construction, location, use and occupancy, or any replacements or substitutions therefor.

      1.4.1.3 Mortgagor, prior to the commencement of any construction on the Premises at any time during the term of the Mortgage, will provide, at its sole cost and expense, and will keep in force and effect, until a permanent certificate of occupancy is issued for the Premises, builder's all risk insurance (including theft of materials) written on a completed value (non-reporting) basis with limits in such amounts as required by Mortgagee, naming as insureds any subcontractor, the Mortgagee and Mortgagor, naming as additional insureds any general contractor engaged by Mortgagor. In addition, such insurance, [i] will contain an acknowledgment by the insurance company that its rights or rights of subrogation have been waived with respect to all of the insureds named in the policy, and an endorsement stating that "permission is granted to complete and occupy"; and [ii] if any off-site storage location is used, will cover, for full insurable value, all materials and equipment on or about any such off-site storage location intended for use with respect to the Premises, such policy to have a maximum deductible of Twenty-Five Thousand Dollars ($25,000.00).

      1.4.2 Subject to the rights of the Prior Lender with respect thereto, Mortgagee is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Section, and to collect and receive the proceeds from any such policy or policies. Subject to the rights of the Prior Lender with respect thereto, each insurance company is hereby authorized and directed to make payment for all such losses directly to Mortgagee, instead of to Mortgagor and Mortgagee jointly. In the event any insurance company fails to disburse directly and solely to Mortgagee but disburses instead either solely to Mortgagor or to Mortgagor and Mortgagee jointly, Mortgagor agrees immediately to endorse and transfer such proceeds to Mortgagee. Subject to the rights of the Prior Lender with respect thereto, upon the failure of Mortgagor to endorse and transfer such proceeds as aforesaid, Mortgagee may execute such endorsements or transfers for and in the name of Mortgagee and Mortgagor hereby irrevocably appoints Mortgagee as Mortgagor's agent and attorney-in-fact so to do. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys fees, Mortgagee may apply the net proceeds or any part thereof, at its option, [i] to the payment of the indebtedness secured hereby, whether or not due and in whatever order Mortgagee elects; [ii] to the repair and/or restoration of the Premises; and/or [iii] for any other purposes or objects for which Mortgagee is entitled to advance funds under this Mortgage, all without affecting the security interest created by this

Mortgage, and any balance of such monies then remaining shall be paid to Mortgagor or the person or entity lawfully entitled thereto. Provided, however, Mortgagee will not elect to use the net proceeds for the purposes stated in [i] above so long as the value of the Premises and/or the value of the Substituted Collateral, as hereinafter defined, and/or the value of any other property that is then mortgaged to Mortgagee as security for the Note at the time net proceeds are available, is equal to or greater than $6,000,000.00 or $7,300,000.00, as the case may be, in accordance with the provisions of section 3.18.4 hereof. Mortgagee shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

      1.4.3 At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Section, a renewal or replacement thereof satisfactory to Mortgagee shall be delivered to Mortgagee. Mortgagor shall deliver to Mortgagee receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Mortgage and Security Agreement or any other transfer of title to the Premises in extinguishment or partial extinguishment of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to all insurance policies then in force shall pass to the purchaser or to Mortgagee as the case may be, and Mortgagee is hereby irrevocably appointed by Mortgagor as attorney-in-fact for Mortgagor to assign any such policy to said purchaser or to Mortgagee, as the case may be, without accounting to Mortgagor for any unearned premiums thereon.

      1.5 Condemnation. If all or any part of the Premises shall be damaged or taken through condemnation (which term when used in this Mortgage and Security Agreement shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall, at the option of the Mortgagee, become immediately due and payable. Mortgagor, immediately upon obtaining knowledge of any proposed taking of the Premises or any part thereof, will notify Mortgagee. The Mortgagee shall be entitled to all compensation, awards, damages, claims, rights of action, proceeds, and other payments, and the right thereto, and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or the Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action, proceeds and other payments and the right thereto are hereby assigned by the Mortgagor to the Mortgagee and Mortgagee is authorized, at its option, to collect and receive the same and to give proper receipts and acquittances therefor without any obligation to question the amount thereof. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, Mortgagee may apply the net proceeds or any part hereof, at its option, [i] to the payment of the indebtedness secured hereby, whether or not due and in whatever order Mortgagee elects; [ii] to the repair and/or restoration of the Premises; and/or [iii] for any other purposes or objects for which Mortgagee is entitled to advance funds under this Mortgage, all without affecting the security interest created by this Mortgage, and any balance of such monies then remaining shall be paid to Mortgagor or any other person or entity lawfully entitled thereto. Provided, however, Mortgagee will not elect to use the net proceeds for the purposes stated in [i] above so long as the value of the Premises and/or the value of the

Substituted Collateral, as hereinafter defined, and/or any other property that is then mortgaged to Mortgagee as security for the Note, at the time net proceeds are available, is equal to or greater than $6,000,000.00 or $7,300,000.00, as the case may be, in accordance with the provisions of section
3.18.4 hereof. The Mortgagor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action, proceeds, and other payments, as the Mortgagee may require. Mortgagee (i) acknowledges that a portion of the Premises comprised of an approximate 40 foot strip of land fronting Tri-County Road #2 may be condemned by Polk County, Florida, for no consideration, (ii) agrees that such condemnation shall not constitute a default under this Mortgage, and (iii) undertakes to execute a partial release any land so condemned for no consideration, other than payment of its reasonable legal fees in that regard.

      1.6 Care of Premises.

      1.6.1 The Mortgagor will keep the Premises in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof or which would or could result in the cancellation of any insurance policy carried with respect to the Premises.

      1.6.2 The Mortgagor will not remove, demolish or alter the design or structural character of any building, fixture, chattel or other part of the Premises without the prior written consent of the Mortgagee and Mortgagor will not permit the removal, demolition or alteration thereof. Provided, however, Mortgagee shall consent to the proposed development of the Premises which is in substantial accordance with the Site Plan and plans and specifications which Mortgagor has delivered to Mortgagee prior to the date hereof.

      1.6.3 If the Premises or any part thereof is damaged by fire or other cause, the Mortgagor will give immediate oral and written notices of the same to the Mortgagee.

      1.6.4 Upon reasonable notice and at reasonable times, the Mortgagee is hereby authorized and empowered to enter and to authorize others to enter upon any or all of the Premises, upon written notice and at reasonable times and from time to time, to inspect the same, to perform or observe any covenants, conditions or terms which the Mortgagor shall fail to perform, meet or comply with, or for any other purpose in connection with the protection or preservation of Mortgagee's security, without thereby becoming liable to Mortgagor or any person in possession holding under the Mortgagor. Mortgagor agrees that it will open and cause its agents, managers, operators, tenants or lessees to open to the Mortgagee all areas within the Premises reasonably necessary or convenient with respect to the requirements hereof.

      1.6.5 The Mortgagor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof, including, but not limited to, with all air quality, zoning, building, health, labor, discrimination, fire, traffic, safety and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Premises, including the Americans with Disabilities Act of 1990.

      1.7 Further Assurances: After Acquired Property. At any time, and from time to time, upon request by the Mortgagee, the Mortgagor will make, execute and deliver or cause to be made, executed and delivered, to Mortgagee and, where appropriate, cause to be recorded or rerecorded and/or filed or refiled at such time and from time to time, and in such offices and places as shall be deemed desirable by the Mortgagee, any and all such other and further deeds of trust, mortgages, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of the Mortgagee be necessary or desirable in order to effectuate, complete, or perfect or to continue and preserve [i] the obligations of the Mortgagor under the Note and this Mortgage; and [ii] the lien of this Mortgage and Security Agreement as a lien upon all of the Premises, except as otherwise provided in this Mortgage, whether now owned or hereafter acquired by the Mortgagor. Upon any failure by the Mortgagor so to do, the Mortgagee may make, execute, record, file, rerecord and/or refile any and all such deeds of trust, mortgages, security agreements, financing statements, continuation statements, instruments, certificates and documents for and in the name of the Mortgagor, and the Mortgagor hereby irrevocably appoints the Mortgagee the agent and attorney-in-fact of the Mortgagor so to do. The lien hereof will automatically attach without further act to all after-acquired property attached to and/or used in the operation of the Premises or any part thereof.

      1.8 Estoppel Affidavits. The Mortgagor shall furnish the Mortgagee a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the indebtedness secured hereby and whether or not any offsets or defenses exist against such indebtedness and, if such offsets or defenses are alleged to exist, such statement shall detail the specific facts relating thereto.

      1.9 Subrogation. The Mortgagee shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the indebtedness secured hereby.

      1.10 Expenses. The Mortgagor will promptly pay or reimburse the Mortgagee, upon demand therefor, for all attorneys' fees, costs and expenses incurred by the Mortgagee in any proceeding involving the estate of a decedent or an insolvent, or in any action, legal proceeding or dispute of any kind in which the Mortgagee is made a party, or appears as a party, affecting the indebtedness secured hereby, this Mortgage and Security Agreement or the interest created herein, or the Premises, including but not limited to the exercise of the power of sale of this Mortgage, any proceeding relating to bankruptcy, insolvency or other relief for debtors, any condemnation action involving the Premises or any action to protect the security hereof; and any such amounts paid by the Mortgagee and not reimbursed by Mortgagor shall be added to the indebtedness secured by the lien of this Mortgage.

      1.11 Sale of Premises. Mortgagor hereby acknowledges to Mortgagee that [i] the identity and expertise of Mortgagor and Borrower were and continue to be material circumstances upon which Mortgagee has relied in connection with, and which constitute valuable consideration to Mortgagee for, the extending to Mortgagor of the indebtedness evidenced by the Note; and [ii] any change in such identity or expertise could materially impair or jeopardize the security for the payment of the Note granted to Mortgagee by this Mortgage. Mortgagor therefore covenants and agrees with Mortgagee that Mortgagor shall not (except as may otherwise be expressly provided herein) sell, transfer, convey, lease, or otherwise dispose of such property during the term of this Mortgage and Security Agreement without the prior written consent of Mortgagee.

      1.12 Security Agreement. The Fixtures and Personalty hereinbefore described shall be deemed to be part of the real estate and conveyed herewith to the extent permitted by law, and as to the balance of such property, the Mortgagor grants Mortgagee a security interest therein in accordance with the Uniform Commercial Code of the State of Florida and, as to such property, this Mortgage and Security Agreement shall be considered a security agreement under said Uniform Commercial Code. With respect to such property, the Mortgagee is a "secured party" and the Mortgagor is a "debtor" under the Uniform Commercial Code with their addresses being set forth in Section 4.10 below.

      1.13 Future Advances. This Mortgage and Security Agreement is given to secure any additional loans or future advances made within the term of this Mortgage and Security Agreement to Mortgagor; provided that the total unpaid balance of the indebted-ness secured hereby at any one time shall not exceed TWELVE MILLION DOLLARS ($12,000,000.00), plus interest thereon, plus any disbursements made by the Mortgagee for payment of taxes, levies, insurance or other charges on the Premises, with interest on such disbursements, court costs and attorneys' fees, including fees for appellate and bankruptcy work.

      1.14 Compliance with Laws. When Improvements are constructed, Mortgagor shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting the Premises, or the use thereof including, but not limited to, the Americans with Disabilities Act ("ADA") (collectively, "Applicable Law"). Mortgagor has received such final certificates as may be required or customary and evidencing compliance with all building codes and permits, and approval of occupancy of the Improvements and of all installations therein. Mortgagor shall cause the Premises to be continuously in compliance with all Applicable Laws, as same shall be amended from time to time.

      1.14.1 Mortgagor agrees to protect, defend and indemnify and hold the Mortgagee harmless from and against all liability threatened against or suffered by the Mortgagee by reason of a breach by Mortgagor, or any lessee, licensee or occupant of the Premises, of the foregoing representations and warranties. The foregoing indemnity shall include, but is not limited to, the costs of all alterations to the Premises (including architectural, engineering, testing, inspection, legal and accounting costs), all fines, fees, penalties, and all legal and other expenses incurred in connection with the Premises being in violation of any Applicable Law and for the cost of collection of sums due under the indemnity. In the event the Mortgagee shall become the owner of the Premises by foreclosure or deed in lieu of foreclosure, the foregoing indemnification obligation shall survive such foreclosure or deed in lieu of foreclosure.

      1.15 Hazardous Waste.

      1.15.1 Mortgagor expressly represents to Mortgagee that, to the best of Mortgagor's knowledge, but after having made specific inquiry, the Premises has not in the past been used, is not presently being used, and will not in the future be used for the handling, storage, transportation, or disposal of hazardous or toxic materials, except such Hazardous Materials, as hereinafter defined, as are necessary or useful to Mortgagor's or its tenant's business and will be handled, stored, transported, and disposed of in strict accordance with all applicable federal, state and local regulations, ordinances, standards, and codes governing the handling, storage, transportation and disposal of Hazardous or Toxic Materials. The most recent edition of any relevant regulation, standard, document, or code shall be in effect. Where conflict among the requirements of such regulation, standard, document, or code exists, the most stringent requirements shall be utilized. Mortgagor agrees to indemnify, defend and hold Mortgagee harmless from and against any loss to Mortgagee (including without limitation attorneys' fees) incurred by Mortgagee as a result of such past, present or future use, handling, storage, transportation, or disposal of hazardous or toxic materials.

      1.15.2 At any time during the term hereof, Mortgagee, upon reasonable cause, may obtain, at Mortgagor's expense, a report from a reputable environmental consultant of Mortgagee's choice as to whether the Premises and the improvements have been or presently are being used for the handling, storage, transportation, or disposal of hazardous or toxic materials.

      1.15.3 In the event Mortgagee requests such a report and said report indicates such past or present use, handling, storage, transportation, or disposal, Mortgagee may require that all violations of law with respect to hazardous or toxic materials be corrected and/or that Mortgagor obtain all necessary environmental permits before Mortgagee shall fund any initial or subsequent advance under the Note at Mortgagee's sole option.

                                    ARTICLE 2

                         DEFAULT; REMEDIES UPON DEFAULT

      2.1 Event of Default. The word "default" and the phrase "event of default," wherever used in this Mortgage and Security Agreement shall mean and include any one or more of the following events:

      2.1.1 Failure by the Mortgagor to pay, within 7 days after Mortgagee has provided Mortgagor with written notice that such payments are due, any installments of principal or interest or any required deposits for insurance premiums, taxes, assessments and other similar charges, or any other portion of the indebtedness secured hereby; or

      2.1.2 Failure by the Mortgagor to duly keep, observe and perform any other covenant, condition or agreement of this Mortgage and Security Agreement to be kept or performed by the Mortgagor after written notice of such failure from Mortgagee and same is not cured by Mortgagor within 30 days of the notice, provided that to the extent such default is not capable of cure within 30 days, Mortgagor shall have a further period of days to cure such default, so long as Mortgagor has commenced remedial action within the initial 30 day period; or

      2.1.3 Failure by Mortgagor duly to observe or perform any term, covenant, condition or agreement in any assignment of leases or other agreement now or hereafter evidencing, securing or otherwise relating to the Note or this Mortgage and Security Agreement or the indebtedness secured hereby after written notice of such failure from Mortgagee and same is not cured by Mortgagor within 30 days of the notice, provided that to the extent such default is not capable of cure within 30 days, Mortgagor shall have a further period of days to cure such default, so long as Mortgagor has commenced remedial action within the initial 30 day period; or

      2.1.4 The occurrence of a default or event of default under any assignment of leases, Credit Agreement or other agreement now or hereafter evidencing, securing or otherwise relating to the Note or this Mortgage and Security Agreement or the indebtedness secured hereby, after written notice of such failure from Mortgagee and same is not cured by Mortgagor within 30 days of the notice, provided that to the extent such default is not capable of cure within 30 days, Mortgagor shall have a further period of days to cure such default, so long as Mortgagor has commenced remedial action within the initial 30 day period; or

      2.1.5 Any warranty of Mortgagor contained in this Mortgage and Security Agreement or in any assignment of leases or other agreement now or hereafter evidencing or securing or otherwise relating to the Note or this Mortgage and Security Agreement or the indebtedness secured hereby proves to be untrue or misleading in any material respect; or

      2.1.6 The filing by the Mortgagor or any general partner of Mortgagor (if Mortgagor is a partnership) or any guarantor of the Note of a voluntary petition in bankruptcy, or the entry of an order for relief in an involuntary bankruptcy case filed against the Mortgagor, which is not dismissed within thirty (30) days; any such general partner or guarantor of any petition or answer seeking or acquiescing in any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, which is not dismissed within thirty (30) days, or the Mortgagor or any such general partner or guarantor seeking or consenting to or acquiescing in the appointment of any trustee, custodian, receiver or liquidator of itself or of all or any part of the Premises or any interest therein or of any or all of the rents, revenues, issues, earnings, profits or income thereof, or the making of any general assignment for the benefit of creditors, or if the Mortgagor or such general partner or guarantor is generally not paying its or his debts as such debts become due or the commission by Mortgagor or any such general partner or guarantor of an act providing grounds for the entry of an order for relief under any chapter of the Bankruptcy Code; or

      2.1.7 The filing of a petition or case against the Mortgagor or any general partner of Mortgagor (if Mortgagor is a partnership) or any guarantor of the Note seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the appointment of any trustee, custodian, receiver or liquidator of the Mortgagor or any such general partner or guarantor or of all or any part of the Premises or any interest therein or of any or all of the rents, revenues, issues, earnings, profits or income thereof, which petition or appointment shall not be dismissed within ninety (90) days after such filing or appointment; or

      2.1.8 Except as may be otherwise provided in this Mortgage, Mortgagor shall sell, transfer, convey, lease, mortgagor, encumber, or otherwise dispose of the Premises or any part thereof or any interest therein in violation of
Section 1.11 above, or Mortgagor or any general partner of Mortgagor or guarantor of the Note (if a corporation) is liquidated or dissolved or its charter expires or is revoked or its ownership or control changes other than as may be permitted under the Credit Agreement, or Mortgagor or any such general partner or guarantor (if a partnership or business association) is dissolved or partitioned, or a general partner withdraws, resigns, or is removed, or the interest of a general partner therein is sold, transferred, disposed of or encumbered, or Mortgagor or any such general partner or guarantor (if a trust) is terminated or expires, or any guarantor (if an individual) dies and an acceptable substitute guarantor has not agreed to provide his or her guarantee in favor of Mortgagee within 60 days of the guarantor's death ; or

      2.1.9 Any representation, warranty, statement, certificate, schedule or report made or furnished by the Mortgagor proves to have been false or erroneous in any material respect at the time of the making thereof or to have omitted any substantial liability or claim against the Mortgagor, or if on the date of execution of this Mortgage and Security Agreement there shall have been any materially adverse change in any of the facts disclosed therein, which change shall not have been disclosed to the Mortgagee at or prior to the time of such execution; or

      2.1.10 The rendition by any court of any final judgment in excess of Twenty-Five Thousand Dollars ($25,000.00) against the Mortgagor or any Borrower, which shall not be satisfactorily stayed, discharged, vacated or set aside within thirty (30) days of the making thereof; or the attachment of the property of the Mortgagor which has not been released or provided for to the satisfaction of the Mortgagee within thirty (30) days after the making thereof; or

      2.1.11 Any litigation or any proceedings which are pending against the Mortgagor or any Borrower ( Mortgagee hereby acknowledging the current action against Mortgagor and others as hereinafter set forth), or are threatened, the outcome of which would probably seriously affect the continued operation of the Mortgagor, or any Borrower, and the Mortgagor failing to take corrective measures reasonably satisfactory to the Mortgagee within fifteen (15) days after notice from the Mortgagee; or default in the payment, when due, of any other indebtedness for borrowed money owed by the Mortgagor to the Mortgagee or any other person or entity, or default to the Mortgagee or any other person or entity, or default by the Mortgagor or the Borrower in the performance of the terms of any Credit Agreement or indenture relating to such indebtedness, and any such default shall not have been remedied within the cure period provided for therein.

      2.2 Mortgagee's Rights, Acceleration, Foreclosure and Sale. Provided any required notice has been given by Mortgagee to Mortgagor and Mortgagor has had the opportunity to cure same in accordance with such notice, if an event of default shall have occurred and shall be continuing, then the whole of the indebtedness secured hereby shall, at the option of the Mortgagee, without notice or demand, become immediately due and payable for all purposes, time being of the essence of this Mortgage; and on application of the Mortgagee or other person who may be entitled to money due on said Note, or any one of them, the Mortgagee, or its successor as hereinafter provided, may immediately enforce the lien of this Mortgage and Security Agreement by instituting an action to foreclose this Mortgage. In the event the Mortgagee elects to accelerate the entire balance of the Note, Mortgagee shall have no obligation to allege or show any impairment of its security and may pursue any legal or equitable remedies for default in such payment without such allegation or showing.

      Subject to the terms of the Prior Mortgage, as herein defined, in the event of a sale of the Premises through judicial foreclosure, the proceeds of such sale shall be applied in the following order of priority: [i] to the payment of all costs and expenses of the proceedings for and in connection with the effecting of such sale; [ii] to the reimbursement of Mortgagee for amounts it may have expended or incurred to remedy defaults by the Mortgagor or otherwise to establish, preserve or enforce its security hereunder; [iii] to the amount then unpaid on the Note with interest thereon at the rate therein specified; [iv] to the amount of any other indebtedness secured hereby remaining unpaid; and [v] the balance, if any, shall be paid to the Mortgagor or to such other person or persons as may be lawfully entitled thereto.

      Mortgagee shall further have the right to protect and enforce its rights under the Note and this Mortgage, or either of them, either by suit or suits in equity or at law, in any court or courts of competent jurisdiction, whether for specific performance of any covenant or agreement contained herein, or in aid of the execution of any powers herein granted, or for any foreclosure under this Mortgage, or for the enforcement of such other or additional appropriate legal or equitable remedies as Mortgagee may deem most effective to protect and enforce such rights.

      2.3 Right of Mortgagee to Enter and Take Possession.

      2.3.1 If an event of default shall have occurred and be continuing, upon demand of the Mortgagee, and immediately after the appointment of receiver, the Mortgagor shall forthwith surrender to the Mortgagee the actual possession of the Premises, and the Mortgagee may enter and take possession of the Premises and may exclude the Mortgagor and the Mortgagor's agents and employees wholly therefrom.

      2.3.2 Upon every such entering and taking of possession, the Mortgagee may hold, store, use, operate, manage, control, and maintain the Premises and conduct the business thereof, and, from time to time, but subject to the terms of the Prior Mortgage, [i] make or perform all necessary and proper construction, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; [ii] insure or keep the Premises insured; [iii] manage and operate the Premises and exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same; and [iv] enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Mortgagee, all as the Mortgagee may from time to time determine to be to its best interest. Mortgagee may collect and receive all of the income, rents, profits, issues and revenues of the Premises, including the past due as well as those accruing thereafter, and Mortgagee may apply any monies and proceeds received by Mortgagee in such order and priority as Mortgagee, in its sole discretion may determine, to [i] all expenses of taking, holding, managing and operating the Premises (including compensation of the services of all persons employed for such purposes); [ii] the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases, and acquisitions; [iii] the cost of such insurance; [iv] such taxes, assessments and other charges as the Mortgagee may determine to pay; [v] other proper charges upon the Premises or any part thereof; [vi] the reasonable compensation and expenses of attorneys and agents of the Mortgagee; [vii] accrued interest; [viii] deposits for taxes, insurance and similar items required hereunder; or [ix] overdue installments of principal.

      2.3.3 For the purpose of carrying out the provisions of this paragraph, the Mortgagor hereby constitutes and appoints the Mortgagee the true and lawful attorney-in-fact of the Mortgagor to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact in the Premises.

      2.3.4 Whenever all such events of default have been cured and satisfied, the Mortgagee shall surrender possession of the Premises to the Mortgagor, provided that the right of the Mortgagee to take possession, from time to time, pursuant to this Section, shall exist if any subsequent event of default shall occur and be continuing.

      2.4 Appointment of a Receiver.

      2.4.1 If an event of default shall have occurred and be continuing, the Mortgagee shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any part bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect the rents, profits, issues, and revenues thereof.

      2.4.2 The Mortgagor will pay to the Mortgagee upon demand all expenses and costs, including receiver's fees, attorney's fees, legal costs and agent's compensation, incurred pursuant to the provision contained in this Section, and all such expenses shall be secured by this Mortgage.

      2.5 Discontinuance of Proceedings and Restoration of the Parties. In case the Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage and Security Agreement by receiver, entry or otherwise, and such proceedings shall have been discontinued adversely to the Mortgagee, then and in every such case the Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceeding had been taken.

      2.6 Remedies Cumulative. No right, power or remedy conferred upon or reserved to the Mortgagee by this Mortgage and Security Agreement or by the Credit Agreement or any assignment of leases or other agreement now or hereafter evidencing, securing or otherwise relating to the Note or this Mortgage and Security Agreement or the indebtedness secured hereby, is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other existing at law or in equity or by statute.

      2.7 Performance by Mortgagee of Defaults by Mortgagor. If the Mortgagor shall default in the payment of any tax, lien, assessment or other charge levied or assessed against the Premises; in the payment of any utility charge, whether public or private; in the payment of any insurance premium; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder or in the performance or observance of any other covenant, condition or term of this Mortgage, then the Mortgagee, at its option, may perform or observe the same, and all payments made for costs or expenses incurred by the Mortgagee in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by the Mortgagor to the Mortgagee with interest thereon at the highest rate allowed by law. The Mortgagee shall be the sole judge of the legality, validity and priority of any such tax, lien, assessment, charge, claim and premium; of the necessity for any such actions; and of the amount necessary to be paid in satisfaction thereof. The Mortgagee is hereby empowered to enter and to authorize others to enter upon the Premises or any part hereof for the purpose of performing or observing any such defaulted covenant, condition or term, or exercising Mortgagee's rights hereunder, without thereby becoming liable to the Mortgagor or any person in possession holding under the Mortgagor.

                                    ARTICLE 3

                                  MISCELLANEOUS

      3.1 Waivers: Remedies Cumulative, Etc.. No waiver of any default in the performance of any covenant contained herein or in any obligation secured hereby shall at any time thereafter be held to be a waiver of any rights of the holder of the Note hereunder or under the Credit Agreement, if any, or any assignment of leases or any other agreement now or hereafter evidencing, securing or otherwise relating to the Note, this Mortgage and Security Agreement or the indebtedness secured hereby, nor shall any waiver of a prior default operate to waive any subsequent default or defaults. All remedies provided for herein and in the Note and in the Credit Agreement, if any, and any assignment of leases or other agreement now or hereafter evidencing, securing or otherwise relating to the Note, this Mortgage and Security Agreement or the indebtedness secured hereby, are cumulative and may, at the election of the holder of the Note, be exercised alternatively, successively or in any other manner and are in addition to any other rights provided by law.

      3.2 Headings. The headings of the sections, paragraphs and subdivisions of this Mortgage and Security Agreement are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

      3.3 Invalid Provisions to Affect No Others. If fulfillment of any provision hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provisions herein contained operates or would prospectively operate to invalidate this Mortgage and Security Agreement in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this Mortgage and Security Agreement shall remain operative and in full force and effect.

      3.4 Number and Gender. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other, as appropriate.

      3.5 Changes. Neither this Mortgage and Security Agreement nor any term hereof may be waived, changed, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

      3.6 Controlling Law: Successors and Assigns Included in Parties. All the covenants, agreements, benefits, powers and provisions of this Mortgage and Security Agreement shall be construed with all the terms and provisions of the aforesaid Note, according to the laws of the State of Florida and shall be deemed to include and shall be binding upon the representatives, successors, transferees and assigns of Mortgagor and shall include, extend and inure to and be binding upon the successors and assigns of Mortgagee.

      3.7 Replacement of Note. Upon receipt of Mortgagee's affidavit in respect of the loss, theft, destruction or mutilation of the Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Mortgagor or, in the case of any such mutilation, upon surrender and cancellation of the Note, Mortgagor will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in this Mortgage and Security Agreement to the Note shall be deemed to refer to such replacement Note.

      3.8 Greater Estate. In the event that Mortgagor is the owner of a leasehold estate with respect to any portion of the Premises and, prior to the satisfaction of the indebtedness and the cancellation of this Mortgage and Security Agreement of record, Mortgagor obtains a fee estate in such portion of the Premises, then, such fee estate shall automatically, and without further action of any kind on the part of Mortgagor, be and become subject to the security lien of this Mortgage.

      3.9 Assignment. This Mortgage and Security Agreement is assignable by Mortgagee, and any assignment hereof by Mortgagee shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Mortgagee.

      3.10 Notice. Except as otherwise contemplated herein or required by statute, all notices, demand and other communications which are permitted or required under this Mortgage and Security Agreement shall be in writing and signed by the party giving the same, and shall be delivered personally or sent by certified or registered United States mail, return receipt requested, postage prepaid, to the other party at the address set forth below:

         To Mortgagor:     ADVANTAGE PROFESSIONAL MANAGEMENT GROUP, INC.
                                    2701 Spivey Lane
                                    Orlando, Florida 32837

         To Mortgagee:     STANFORD VENTURE CAPITAL HOLDINGS, INC.
                                    5050 Westheimer
                                    Houston, Texas 77056

or to such other address within the continental United States of America as may be from time to time designated by the parties. Each such notice or communication shall be deemed to have been given on the date of personal delivery or the date of mailing, as the case may be.

      The Mortgagor shall deliver to the Mortgagee, promptly upon receipt of same, copies of all notices, certificates, documents and instruments received by it which materially affect any part of the Premises covered hereby, including, without limitation, notices from any lessee or sublease claiming that the Mortgagor is in default under any terms of any lease or sublease.

      3.11  Modifications  in  Writing.   This  Mortgage  may  not  be  changed,
terminated or modified orally or in any other manner than by an instrument in writing signed by the party against whom enforcement is sought.

      3.12 Governing Law and Construction of Clauses. This Mortgage and Security Agreement shall be governed and construed by the laws of the State of Florida. No act of the Mortgagee shall be construed as an election to proceed under any one provision of the Mortgage or of the applicable statutes of the State of Florida to the exclusion of any other such provision, anything herein or otherwise to the contrary notwithstanding.

      3.13 Cross Default. Mortgagor covenants and agrees that a default under the Credit Agreement or other loan documents dated even date herewith which is not cured within the applicable cure period after receipt of any required notice pursuant to the terms and conditions of such Credit Agreement or other loan documents, shall be a default in this Mortgage and the Note, and Mortgagor shall immediately have all rights and remedies available to it hereunder. A default under this Mortgage, or the Note, which is not cured within the applicable cure period after receipt of any required notice shall be a default under the Credit Agreement.

      3.14 Prior Mortgage.

      3.14.1 The Mortgage is subject and subordinate to the Prior Mortgage in favor of the Prior Mortgagee.

      3.14.2 The Mortgagor covenants, represents and warrants that: [i] it will promptly pay, when due and payable, the interest, installments or principal, and all other sums and charges mentioned in and made payable by the Prior Mortgage; [ii] the Mortgagor will not, without the prior written consent of the Mortgagee enter into any agreement or accept the benefit of any arrangement whereby the holder of the Prior Mortgage waives, postpones, extends, reduces or modifies the payment of any installment of principal or interest or any other item or amount now required to be paid under the terms of the Prior Mortgage or modifies any provision thereof that would materially, adversely affect the lien and operation of this Mortgage.

      3.14.3 Mortgagor covenants and agrees to comply with all of the terms, conditions and provisions of the Prior Mortgage and to promptly deliver copies of any notices and correspondence it receives concerning the Prior Mortgage to the Mortgagee. In the event that the Mortgagor shall fail to so comply with all of the terms, conditions, and provisions under the Prior Mortgage so as to result in a default thereunder, after notice and opportunity to cure as provided in such documents, or to deliver copies of any such notice or correspondence, such failure on the part of the Mortgagor shall constitute a default under this Mortgage and shall entitle Mortgagee, at its option, to exercise any and all rights and remedies given Mortgagee in the event of a default hereunder.

      3.14.4 In the event of a default by the Mortgagor hereunder or under the Prior Mortgage, in addition to any other rights and remedies available to the Mortgagee, the Mortgagee may, but shall not be required to, make any payment or perform any act required under the Prior Mortgage. Mortgagor covenants and agrees that to the extent Mortgagee pays any sums due under the Prior Mortgage, and provided the Prior Mortgagee shall consent thereto, the Mortgagee shall become entitled to a pro rata lien on the Premises hereunder but equal in rank and priority to the Prior Mortgage, and in addition, to the extent necessary to make effective such rank and priority: [a] Mortgagee shall become subrogated to receive and enjoy all of the rights, liens, powers, and privileges granted to the Prior Mortgagee under the Prior Mortgage; and [b] the Prior Mortgage shall remain in existence for the benefit of the Mortgagee and to further secure the debt and other sums secured, or that hereafter become secured, hereunder.

      3.14.5 If for any reason the indebtedness secured by the Prior Mortgage is accelerated or the Premises or any part thereof is sold, or attempted to be sold, pursuant to such Prior Mortgage, whether by power of sale, judicial action or otherwise, or any remedial action or proceeding is taken or instituted in respect to the Premises or any part thereof under the Prior Mortgage, the Mortgagor will indemnify and hold the Mortgagee harmless from any loss, cost or expense incurred by the Mortgagee, including reasonable attorneys' fees [a] in contesting any such action taken or in attempting to reinstate such Prior Mortgage, or [b] incurred by the Mortgagee on account of the acceleration of such Prior Mortgage, the sale of the Premises, or any portion thereof pursuant thereto or pursuant to Mortgagee's purchase of payment of the Prior Mortgage.

      3.14.6 Notwithstanding any other provision in this Mortgage, if pursuant to the Prior Mortgage, insurance proceeds in respect of any damage or destruction or any award or payment applicable to a taking by eminent domain is applied against the note secured by such Prior Mortgage, the Mortgagee may forthwith declare the Note hereby secured due and payable at any time thereafter unless the value of the Premises remaining and/or the value of the Substituted Collateral, as hereinafter defined, and/or any other property that is then mortgaged to Mortgagee as security for the Note, at the time such proceeds are available, is equal to or greater than $6,000,000.00 or $7,300,000.00, as the case may be, in accordance with the provisions of section 3.18.4 hereof, or unless acceptable replacement collateral that satisfies the requirements of section 3.18.4 is secured in favor of the Mortgagee within 30 days thereafter.

      3.15 Further Acts, Etc. Mortgagor will, at the cost of Mortgagor, and without expense to Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Mortgagee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Mortgagee, the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Mortgagor may be or may hereafter become bound to convey or assign to Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this Mortgage, or for complying with all Applicable Laws. Mortgagor, on demand, will execute and deliver and hereby authorizes Mortgagee to execute in the name of Mortgagor or without the signature of Mortgagor to the extent Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence or perfect more effectively the security interest of Mortgagee in the Premises. Mortgagor grants to Mortgagee an irrevocable power of attorney coupled with an interest for the purpose of executing and/or recording on Mortgagor's behalf any document or instrument that Mortgagee deems reasonably necessary for the purposes set forth in this Section 3.15 if Mortgagor fails to comply with the Mortgagee's demand in respect thereof within 10 days after written notice.

      3.16 Intentionally Deleted.

      3.17 Agreement to Subordinate. Mortgagee covenants and agrees that it will subordinate this Mortgage to a lender that provides financing in an amount up to Two Million, Eight Hundred Thousand Dollars ($2,800,000.00) (the "Working Capital Loan") provided (i) the proceeds of the Working Capital Loan are used exclusively to finance the Mortgagor's operations with respect to the Premises only, (ii) this Mortgage remains a lien upon the Premises, or part thereof, so long as the value of the Premises, or part thereof, together with the value of any Substituted Collateral, as hereinafter defined, and/or the value of any other property that secures the Note is equal to or greater than Six Million Dollars ($6,000,000.00) or Seven Million, Three Hundred Thousand Dollars ($7,300,000.00), as the case may be, in accordance with the provisions of section 3.18.4 hereof; and (iii) the mortgage in favor of Raster Investments, Inc., a Cayman Islands company, recorded at OR Book 4399, Page 753 of the Public Records of Polk County, Florida (the "Raster Mortgage") and the mortgage in favor of Arvimex, Inc.,a Panamanian corporation, recorded at OR Book 4399, Page 746 of the Public Records of Polk County, Florida (the "Arvimex Mortgage") are subordinated to this Mortgage, then Mortgagee shall acknowledge and agree that the lien and operation of this Mortgage shall be subordinate to the lien and operation of the mortgage securing the Working Capital Loan and all rights and obligations created thereunder and to any amendments, modifications, extensions, renewals, consolidations, restatements, future advances, releases and other documentation now or hereafter executed in connection with the Working Capital Loan. This subordination shall not under any circumstances be deemed to be self-operative, and further instruments of subordination shall be required for all purposes, including, but not limited to, any amendments, modifications, extensions, renewals, consolidations, restatements, releases or other documentation pertaining to the Working Capital Loan. Mortgagor acknowledges and agrees that the title insurance company must request copies of such further instruments of subordination to insure the priority of any mortgage lien with respect to the Working Capital Loan; upon Mortgagor's request, Mortgagee will execute any documents required to evidence such subordination. All of Mortgagee's costs and expenses, including its legal fees and costs, shall be paid by the Mortgagor in carrying out the provisions of this section.

      3.18 Future Development.

      3.18.1. The Mortgagor has established a community development district for the Premises and an adjoining parcel of land (the "CDD"). The Mortgagor hereby represents and warrants that the creation of the CDD shall have no adverse impact whatsoever on the development of the Tierra del Sol Development Property (as herein defined). In connection with the CDD, approximately 74 acres of the Premises will be transferred to the CDD (the "CDD Land"). The Mortgagor hereby represents and warrants that the CDD Land constitutes common area and lands that will not be developed into residential building lots. The Premises less the CDD Land is herein referred to as the "Tierra del Sol Development Property".

      3.18.2 Upon the Mortgagee's receipt of written notification from the Mortgagor that the CDD Land has been created, the Mortgagee agrees that it will release the CDD Land from the lien and operation of this Mortgage. The Mortgagee shall provide such release provided:

                           (i)There exists no event of default under this Mortgage, the Note or other documents executed in connection therewith; and

                           (ii) This Mortgage remains a lien upon the Premises, or part thereof, less the CDD Land, so long as the value of the Premises, or part thereof, less the CDD Land, together with the value of any Substituted Collateral, as herein defined, and/or the value of any other property that secures the Note is equal to or greater than Six Million Dollars ($6,000,000.00) or Seven Million, Three Hundred Thousand Dollars ($7,300,000.00), as the case may be, in accordance with the provisions of section 3.18.4 hereof.

It is understood that the events outlined in this section 3.18.2 are to occur simultaneously.

      3.18.3. Mortgagee acknowledges that Mortgagor intends to subdivide part of the Premises into residential building lots containing 971 residential units. Mortgagor represents that it has received site plan approval for the Premises as of the date of this instrument. Mortgagor intends to arrange construction financing in order to construct "horizontal" and/or "vertical" improvements on the Premises (the "Construction Financing"). The lender of the Construction Financing shall be an institutional/mezzanine lender/investor. The terms and conditions of the Construction Financing shall be subject to the prior written approval of Mortgagee, in its reasonable discretion. Provided that (i) the proceeds of the Construction Financing are used exclusively to finance the Mortgagor's construction of the horizontal and/or vertical improvements as provided herein; and (ii) this Mortgage remains a lien upon the Premises (or part thereof), so long as the value of the Premises (or part thereof) together with the value of any Substituted Collateral, as herein defined, and/or the value of any other property that secures the Note is equal to or greater than Six Million Dollars ($6,000,000.00) or Seven Million, Three Hundred Thousand Dollars ($7,300,000.00), as the case may be, in accordance with the provisions of section 3.18.4 hereof; and (iii) Mortgagor has achieved 50% pre-sales of the residential units in accordance with established industry practice (provided, however, should mortgagor construct the development in stages, the 50% pre-sales requirement shall apply pro-rata to each staged development); then Mortgagee shall acknowledge and agree that the lien and operation of this Mortgage shall be subordinated to the lien and operation of the mortgage securing the Construction Financing and all rights and obligations created thereunder and to any amendments, modifications, extensions, renewals, consolidations, restatements, future advances, releases and other documentation now or hereafter executed in connection with the Construction Financing. This subordination shall not under any circumstances be deemed to be self-operative, and further instruments of subordination shall be required for all purposes, including, but not limited to, any amendments, modifications, extensions, renewals, consolidations, restatements, releases or other documentation pertaining to the Construction Financing. Mortgagor acknowledges and agrees that the title insurance company must request copies of such further instruments of subordination to insure the priority of any mortgage lien with respect to the Construction Financing; upon Mortgagor's request, Mortgagee will execute any documents required to evidence such subordination. All of Mortgagee's costs and expenses, including its legal fees and costs, shall be paid by the Mortgagor in carrying out the provisions of this section.

      3.18.4 This Mortgage shall secure the principal amount of Six Million Dollars ($6,000,000.00). However, until such time as Mortgagor receives a letter from the Securities and Exchange Commission (the "SEC") generally stating that the SEC intends to take no action against the Mortgagor, or any of its affiliates, directors or officers, in respect of any investigation that the SEC has undertaken, all as set forth in the Credit Agreement, the value of the Substituted Collateral together with any other collateral then mortgaged to Mortgagee as security for the Note, shall be equal to or greater than Seven Million, Three Hundred Thousand Dollars ($7,300,000.00).

      3.18.5 Whenever in this Mortgage the value of collateral is to be established, same will be established in an appraisal prepared by an MAI certified appraiser, approved by Mortgagee in its reasonable discretion, provided that Integra Realty Resources ("Integra") is hereby approved to perform any appraisal required hereunder, so long as Integra shall continue to adhere to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Foundation and the Standards of Professional Practice and the Code of Ethics of the Appraisal Institute.

      3.19 Substitution of Collateral.

                  a. The Mortgagee acknowledges and agrees that the Mortgagor shall have the right to substitute collateral (the "Substituted Collateral") that is secured by the lien and operation of this Mortgage or the other documentation executed in connection with the Note. The "Appraised Value" of the Substituted Collateral, together with any other collateral then mortgaged to Mortgagee as security for the Note, shall be equal to or greater than Six
Million Dollars ($6,000,000.00), or Seven Million, Three Hundred Thousand Dollars ($7,300,000.00), as the case may be, in accordance with the provisions of section 3.18.4 hereof. It is understood and agreed that the Substituted Collateral shall be property that falls within the ambit of Mortgagor's business plan previously delivered to Mortgagee, or is otherwise reasonably satisfactory to Mortgagee. The term "Appraised Value" will be the appraised value of the Substituted Collateral as set forth in an appraisal (the "Substituted Collateral Appraisal") prepared by an MAI certified appraiser, approved by Mortgagee in its reasonable discretion, provided that Integra is hereby approved to perform any appraisal required hereunder, so long as Integra shall continue to adhere to the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Foundation and the Standards of Professional Practice and the Code of Ethics of the Appraisal Institute.

                  b. Upon the satisfaction of the items set forth in subsection 3.19(c) hereof, Mortgagor and Mortgagee will sign documentation reasonably necessary to release the monies held in escrow to Mortgagor and execute whatever further documentation is necessary or desirable to implement the terms hereof, including, without limitation, documentation sufficient to release collateral from the lien of this Mortgage.

                  c. Notwithstanding anything to the contrary contained herein, Mortgagor acknowledges and agrees that Mortgagee shall be under no obligation whatsoever to accept the Substituted Collateral or to carry out any of the provisions of subsection 3.19(b) hereof unless and until there shall have been delivered to Mortgagee the following documents, each to be wholly satisfactory to Mortgagee, in its reasonable discretion:

                  (i) A marked up commitment by the title insurance company to issue the title insurance policy.

                  (ii)  Policy  or  policies  of   insurance   relating  to  the
                  Substituted Collateral conforming to the requirements which are fully set forth in the Mortgage.

                  (iii) Three (3) copies of the current (i.e. not older than ninety (90) days) Survey of the Land.

                  (iv) The Substituted Collateral Appraisal.

                  (v) A report as to soil borings made on the Substituted Collateral by a soil testing firm satisfactory to Mortgagee. The number and location of such borings shall be in accordance with the recommendations of the soil testing firm and must also be satisfactory to Mortgagee.

                  (vi) Evidence satisfactory to Mortgagee and its counsel that the Substituted Collateral conform to all federal, state and local laws, ordinances, rules and regulations, including, but not limited to, laws of the State of Florida regulating air and water pollution and land use.

                  (vii) Evidence that the Substituted Collateral is or will be separately assessed for tax purposes and information as to tax identification numbers, tax rates, estimated tax values and the identifies of the taxing authorities.

                  (viii) An environmental assessment of the Substituted Collateral performed at Mortgagor's expense by a licensed engineer or other environmental consultant satisfactory to Mortgagee stating that:

                           1. the Substituted Collateral is not located within any area designated as a hazardous substance site by any governmental authority; and

                           2. no hazardous or toxic wastes or other materials or substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the Substituted Collateral; and

                           3. the  Substituted  Collateral has not been cited in
                           the  past  for  any   violation  of  any  such  laws,
                           regulations, or ordinances .

                  If the environmental assessment recommends, or if Mortgagee so requests, in its reasonable discretion, a Phase II audit, additional testing or remedial action, Mortgagor, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Mortgagee may require Mortgagor to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Mortgagee and all governmental authority.

                  (ix) Such other certifications and documents to be executed by Mortgagor or others as may be reasonably required by Mortgagee or Mortgagee's counsel pertaining to the Substituted Collateral, it being understood that all such items shall be promptly delivered prior to Mortgagee's obligation to accept the Substituted Collateral hereunder.

      3.20 Cross-Default. In the event that Mortgagor shall be in default under this Mortgage, then Mortgagor and Borrowers shall be deemed to be in default of all loans made by Mortgagee to Borrowers, and any entity affiliated with Mortgagor shall be deemed in default of any loan from Mortgagee to such entity. In the event that Mortgagor shall be in default of any other loan from Mortgagee, after notice and time to cure provisions as set forth therein have been observed, then Mortgagor shall be deemed to be in default with respect to this mortgage and the loan evidenced by the Note. Any default by Mortgagor under the Credit Agreement (having regard to the notice and cure provisions set forth therein) shall be and constitute an Event of Default under this Mortgage; conversely, any default by Mortgagor under this Mortgage (having regard to the notice and cure provisions set forth herein) shall be and constitute an Event of Default under the Credit Agreement. This Mortgage secures the performance and observance by Mortgagor of all covenants and conditions in the Credit Agreement. Notwithstanding anything to the contrary contained herein, the provisions of this section shall not apply to the Series C Preference Shares issued by American Leisure Holdings, Inc., a Florida corporation, to Mortgagee in the aggregate amount of $2,385,000.00.

      3.21 Cross-Collateralization. This Mortgage shall secure not only the Note but shall also stand for as additional collateral for the repayment of every note, liability and obligation of every kind or nature now or hereafter in existence (the "Other Obligations") now or hereafter held by Mortgagee or any of its affiliated entities and signed, co-signed, guaranteed or endorsed by any party who has signed, co-signed, guaranteed or endorsed (i) the Note secured hereby and/or (ii) this Mortgage. Likewise, all property mortgaged, pledged and hypothecated as security for the repayment of any of the Other Obligations shall stand as additional collateral for the payment of the Note secured hereby and for the performance of all obligations hereunder. Notwithstanding anything to the contrary contained herein, the provisions of this section shall not apply to the Series C Preference Shares issued by American Leisure Holdings, Inc., a Florida corporation, to Mortgagee in the aggregate amount of $2,385,000.00.

      3.22 Costs and Expenses. Mortgagor shall promptly pay all fees, costs, expenses, and disbursements of Mortgagee and Mortgagee's counsel in connection with the preparation, execution, delivery and performance of any and all documents in connection with any matter set forth in this Mortgage. It is understood and agreed that Mortgagee's counsel shall be the title issuing agent when a title policy is required under the terms hereof. Prior to the commencement of the preparation of any required documentation under any section hereof, Mortgagor shall pay Mortgagee its estimated costs of the transaction, and forthwith upon presentation of an invoice for any deficiency in such estimate, Mortgagor shall pay any balance due and owing to Mortgagee.

      3.23 Entire Agreement. This Agreement and the documents expressly referred to herein or otherwise executed in connection herewith embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

      3.24 MORTGAGOR HEREBY, AND MORTGAGEE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING BUT NOT LIMITED TO, ANY CLAIMS, CROSS-CLAIMS OR THIRD-PARTY CLAIMS) BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS MORTGAGE OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. MORTGAGOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR
AGENT OF MORTGAGEE OR MORTGAGEE'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT MORTGAGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE MORTGAGEE ACCEPTING THIS MORTGAGE AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE MORTGAGOR AND SHALL SURVIVE DURING THE ENTIRE TIME THAT ANY AMOUNT OF THE NOTE SHALL REMAIN UNPAID.

      IN WITNESS WHEREOF, the Mortgagor has hereunto executed these presents under seal the day, month and year first above written.

THIS IS A BALLOON MORTGAGE AND THE FINAL PAYMENT OR PRINCIPAL BALANCE DUE UPON MATURITY IS $6,000,000.00 TOGETHER WITH ACCRUED INTEREST, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE UNDER THE TERMS OF THIS MORTGAGE

Signed, sealed and delivered
in the presence of :                       SUNSTONE GOLF RESORT, INC.,
                                           a Florida corporation

_____________________________              By:_______________________________
Signature of witness                                        Malcolm Wright
_____________________________              By:_______________________________
Printed name of witness

_____________________________              By:_______________________________
Signature of witness
_____________________________              By:_______________________________
Printed name of witness


STATE OF FLORIDA
COUNTY OF _________________

      The foregoing instrument was acknowledged before me this ____ day of __________, 20___ by Malcolm Wright, as President of SUNSTONE GOLF RESORT, INC., a Florida corporation, on behalf of the corporation. Such person is personally known to me (YES) (NO) or has produced ___________________________ as identification.

                                               _______________________
                                              (Signature of Notary)

                                               _______________________
                                              (Print Name of Notary)
                                               My commission expires:

                                   EXHIBIT "A"


                   TO FLORIDA MORTGAGE AND SECURITY AGREEMENT


      TIERRA DEL SOL


      Commence at the Southeast corner of Section 25, Township 25 South, Range 26 East, Polk County, Florida, thence N00(Degree)01'56"W along the East line of said Section 25 a distance of 972.99 feet to the Point of Beginning, thence N89(Degree)50'32"W 749.49 feet, thence N21(Degree)15'55"W 534.44 feet, thence S81(Degree)56'19"W 669.18 feet to the Easterly Right of Way line of U.S. Highway 27, thence Northerly along said Easterly Right of Way line the following 9 courses. (1) N08(Degree)13'41"W 837.07 feet, (2) thence N02(Degree)20'52"W 301.44 feet,
      (3) thence  N08(Degree)14'12"W  400.01 feet, (4) thence N13(Degree)55'53"W
      301.38  feet,  (5)  thence  N08(Degree)14'14"W  400.01  feet,  (6)  thence
      N03(Degree)02'42"E 101.94 feet, (7) thence N08(Degree)13'26"W 299.99 feet.
      (8) thence  N16(Degree)35'12"W  101.12 feet, (9) thence N08(Degree)13'56"W
      71.07 feet to the South line of the North 1150.35 feet of Section 25, thence S89(Degree)50'36"E along the said South line 2001.85 feet to the East line of said Section 25, thence S00(Degree)00'08"E along said East line 1501.92 feet to the Northeast corner of the SE 1/4 of said Section 25, thence S00(Degree)01'56"E, still along the East line of said Section 25 a distance of 1678.57 feet to the Point of Beginning. Said tract containing 121.39 acres MORE OR LESS.